Exhibit 99.4

Eve and Azorra sign partnership with order for 200 eVTOLs

Melbourne, Florida, December 21, 2021 – Eve Air Mobility, an Embraer company, and Azorra, a longstanding partner and lessor of Embraer aircraft, signed a Letter of Intent (LOI) to order up to 200 of Eve’s electric vertical take-off and landing (eVTOL) aircraft. This collaboration, in addition to the investor partnership announced today, confirms Azorra and Eve’s joint commitment to provide accessible transportation and infrastructure solutions for early adopters of the Urban Air Mobility (UAM) industry.

Eve’s strategic partnership with Azorra will focus on establishing a base of operators that plan for scheduled UAM missions and help to establish the requisite infrastructure needed to enable eVTOL flights around the world.

Azorra’s seasoned management team and relationship-driven business model provides the ideal platform to collaborate with Eve to support customer needs and develop leasing solutions.

“Azorra is excited to partner with Eve and be on the forefront of the eVTOL revolution. The practicality of Eve’s design, coupled with Embraer’s 50+ year proven track record of developing safe and reliable aircraft will position Eve well for a successful product launch,” said Ron Baur, President of Azorra.

In addition to Azorra’s order for up to 200 aircraft, the LOI creates an opportunity for both teams, together with future UAM operators, to propose new procedures and frameworks to enable the entire Urban Air Mobility ecosystem to complement Eve’s agnostic product and service portfolio.

“Today almost half of commercial aircraft are leased and we believe leasing companies will also play an active role in Urban Air Mobility, allowing operators to remain asset light. Azorra has a history of helping markets grow and we are excited to join them in this new frontier for aviation,” said Andre Stein, co-CEO of Eve.

Follow Eve and Embraer on Twitter: @EveAirMobility and @Embraer

Forward Looking Statements Disclosure

This press release contains “forward-looking statements.” Forward-looking statements represent Azorra’s (the “Company”) current expectations or forecasts of future events. Forward-looking statements generally can be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe,” “project,” or “continue,” or other similar words. These statements are made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, reflect management’s current views with respect to future events and therefore are subject to significant risks and uncertainties, both known and unknown. Without limiting the generality of the foregoing, such forward-looking statements include statements regarding the capabilities, development, certification, marketing, and future operations of Eve UAM, LLC (“Eve”) eVTOL, the Company’s potential purchase of aircraft from Eve, and the anticipated benefits of the collaboration between the Company and Eve. The Company’s actual results may vary materially from those anticipated in forward-looking statements.

The Company disclaims any obligation or undertaking to provide any updates or revisions to any forward-looking statement to reflect any change in the Company’s expectations or any change in events, conditions or circumstances on which the forward-looking statement is based that occur after the date hereof. You should not place undue reliance on our forward-looking statements because the matters they describe are subject to known and unknown risks, uncertainties and other unpredictable factors, many of which are beyond our control. Our forward-looking statements are based on the information currently available to us and speak only as of the date hereof. New risks and uncertainties arise from time to time, and it is impossible for us to predict these matters or how they may affect us. We have included important factors in the section entitled “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2021 (the “Annual Report”) which we believe over time, could cause our actual results, performance or achievements to differ from the anticipated results, performance or achievements that are expressed or implied by our forward-looking statements. You should consider all risks and uncertainties disclosed in the Annual Report and in our filings with the United States Securities and Exchange Commission (the “SEC”), all of which are accessible on the SEC’s website at www.sec.gov.

About Azorra

Azorra is a relationship-driven commercial aircraft lessor, providing lease, financing, and asset management solutions with a focus on regional, crossover and small narrowbody aircraft. Azorra’s team is led by industry veterans with a shared history of success and a wealth of experience in aircraft leasing. The company is headquartered in Fort Lauderdale, Florida and has an office in Dublin, Ireland.

For additional information, please visit us at www.azorra.com or on LinkedIn.

About Eve Air Mobility

Eve is a new, independent company dedicated to accelerating the global Urban Air Mobility (UAM) ecosystem. Benefitting from a startup mindset, backed by Embraer’s more than 50-year history of aerospace expertise, its singular focus takes a comprehensive approach to the UAM industry by providing a holistic ecosystem. Its advanced electric vertical aircraft (EVA) coupled with its comprehensive global services and support network, and a unique air traffic management solution make it a serious contender in this space. Eve is the first company to graduate from EmbraerX. For more information, visit www.eveairmobility.com.

About Embraer

A global aerospace company headquartered in Brazil, Embraer has businesses in Commercial and Executive aviation, Defense & Security and Agricultural Aviation. The company designs, develops, manufactures and markets aircraft and systems, providing Services & Support to customers after-sales.

Since it was founded in 1969, Embraer has delivered more than 8,000 aircraft. On average, about every 10 seconds an aircraft manufactured by Embraer takes off somewhere in the world, transporting over 145 million passengers a year.

Embraer is the leading manufacturer of commercial jets up to 150 seats and the main exporter of high value-added goods in Brazil. The company maintains industrial units, offices, service and parts distribution centers, among other activities, across the Americas, Africa, Asia and Europe.

Important Information and Where to Find it

In connection with the proposed business combination among Zanite Acquisition Corp. (“Zanite”), Embraer, Eve and Embraer Aircraft Holding, Inc. (“EAH”), Zanite intends to file with the Securities and Exchange Commission (“SEC”) a preliminary proxy statement relating to the proposed business combination. Zanite will mail a definitive proxy statement and other relevant documents to its stockholders. This press release does not contain all the information that should be considered concerning the proposed business combination and is not intended to form the basis of any investment decision or any other decision in respect of the proposed business combination. Zanite’s stockholders and other interested persons are advised to read, when available, the preliminary proxy statement and the amendments thereto and the definitive proxy statement and documents incorporated by reference therein filed in connection with Zanite’s solicitation of proxies for its special meeting of stockholders to be held to approve the proposed business combination and other matters, as these materials will contain important information about Zanite, Eve and the proposed business combination. When available, the definitive proxy statement and other relevant materials for the proposed business combination will be mailed to stockholders of Zanite as of a record date to be established for voting on the proposed business combination. Stockholders of Zanite will also be able to obtain copies of the preliminary proxy statement, the definitive proxy statement and other documents filed with the SEC that will be incorporated by reference therein, without charge, once available, at the SEC’s website at www.sec.gov, or by directing a request to Zanite Acquisition Corp. at 25101 Chagrin Boulevard Suite 350, Cleveland, Ohio 44122, Attention: Steven H. Rosen, or by calling (216) 292-0200.

No Offer or Solicitation

This press release is for informational purposes only and does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, or an applicable exemption from the registration requirements thereof.

Participants in the Solicitation

Zanite and its directors and executive officers may be deemed participants in the solicitation of proxies from Zanite’s stockholders with respect to the proposed business combination. A list of the names of those directors and executive officers and a description of their interests in Zanite is contained in Zanite’s Registration Statement on Form S-1/A and by Zanite’s Current Report on Form 8-K filed on September 15, 2021, each of which was filed with the SEC and is available free of charge at the SEC’s web site at www.sec.gov, or by directing a request to Zanite Acquisition Corp. at 25101 Chagrin Boulevard Suite 350, Cleveland, Ohio 44122, Attention: Steven H. Rosen, or by calling (216) 292-0200.

Eve, Embraer, EAH and their respective directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of Zanite in connection with the proposed business combination. A list of the names of such directors and executive officers and information regarding their interests in the proposed business combination will be included in the proxy statement for the proposed business combination when available.

Additional information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of Zanite’s stockholders in connection with the proposed business combination, including a description of their direct and indirect interests, by security holdings or otherwise, will be set forth in Zanite’s proxy statement for the proposed business combination when it is filed with the SEC. Stockholders, potential investors and other interested persons should read the proxy statement carefully when it becomes available before making any voting or investment decisions. When available, these documents can be obtained free of charge from the sources indicated above.